Offerings - Offering: 1	Dec. 22, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Common Shares of Beneficial Interest, $0.01 Par Value Per Share
Amount Registered | shares	130,811,385
Maximum Aggregate Offering Price	$ 2,509,878,051
Fee Rate	0.01381%
Amount of Registration Fee	$ 346,614.16
Offering Note	Estimated solely for the purpose of calculating the registration fee.